UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 26, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)


        Delaware           File No. 000-50886          52-3778427
       (State of            (Commission File          (IRS Employer
    Incorporation)               Number)           Identification No.)


           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
------------------------------------------------------
SIGNATURES
----------
Exhibit 10.1
------------

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 26, 2006, NTL Incorporated (the "Company") entered into new indemnity agreements (together, the "Indemnity Agreement") with all of its directors and executive officers, as well as certain senior members of its management. The Indemnity Agreement replaces prior agreements that in most cases had been entered into by the Company's subsidiary, NTL Holdings Inc., prior to that company's reverse acquisition of Telewest Global, Inc.

     The Indemnity Agreement provides, among other things, that, subject to the procedures set forth in the Indemnity Agreement: (i) the Company shall indemnify Indemnitee (as defined in the Indemnity Agreement) to the fullest extent permitted by law in the event Indemnity was, becomes or is threatened to be made, a party to or witness or other participant in a Claim (as defined in the Indemnity Agreement) by reason of or arising out of or in connection with, an Indemnifiable Event (as defined in the Indemnity Agreement); (ii) upon Indemnitee's request, and subject to certain conditions, the Company shall advance Expenses (as defined in the Indemnity Agreement) to Indemnitee; (iii) the rights of Indemnitee are in addition to any other rights Indemnitee may have under the Delaware General Corporation Law, the Company's Certificate of Incorporation and By-laws or otherwise; (iv) the Company shall maintain directors' and officers' liability insurance that provides that Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer and in amounts and for coverage reasonably acceptable to Indemnitee.

     The foregoing summary of the Indemnity Agreement is qualified in its entirety by reference to the full text of the Indemnity Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NTL INCORPORATED


Date: October 2, 2006                   By: /s/ Bryan H. Hall
                                            -------------------------------

                                        Name:  Bryan H. Hall
                                        Title: Secretary


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                               EXHIBIT INDEX
                               -------------

     EXHIBIT                           DESCRIPTION
--------------     --------------------------------------------------------

   10.1            Form of Indemnity Agreement.